UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 8, 2003
                          Veridicom International, Inc.
                 (Exact name of registrant specified in charter)


      Delaware                      0-12382                   95-2577731
 --------------------      ------------------------     ----------------------
     (State of                 (Commission File             (IRS Employer
   Incorporation)                   Number)               Identification No.)


                              1244 Reamwood Avenue
                           Sunnyvale, California 94089
                           ---------------------------
               (Address of principal executive offices) (Zip Code)


                                 (408)734-7980
                                 --------------
              (Registrant's telephone number, including area code)




                               Alpha Virtual, Inc.
                       555 South Flower Street, Suite 4670
                          Los Angeles, California 90071
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8. Change in Fiscal Year.

In connection with the Company's acquisition of Esstec, Inc. on May 8, 2003 the Company decided to change its fiscal year end from March 31. The new reporting year end for the company became December 31. The Company's quarterly report on Form 10-Q for the period ended September 30, 2003 refelected this year end change. The next year end report on Form 10-KSB will be filed in March 2004 as regulated by the Securities and Exchange Commission rules and regulations.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Veridicom International, Inc.

                                             By:     /s/ Paul Mann
                                                   ---------------------------
                                             Name:   Paul Mann
                                             Title:  President

Dated:  February 27, 2004